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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              February 19, 1999



                               COAST RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Nevada                          0-26922                      88-0345704
(STATE OR OTHER                (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                     NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)

               4500 West Tropicana Avenue, Las Vegas, Nevada 89103

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 365-7000

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

        On February 19, 1999, Coast Hotels and Casinos, Inc. ("Coast Hotels and Casinos"), a Nevada corporation and wholly-owned subsidiary of Coast Resorts, Inc., announced that it was commencing a tender offer and consent solicitation relating to its 13% First Mortgage Notes due 2002 (the "Notes") pursuant to its Offer to Purchase and Consent Solicitation Statement dated February 19, 1999 (the "Offer to Purchase"). A copy of Coast Hotels and Casinos' press release relating to the commencement of the tender offer and the consent solicitation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

        On March 3, 1999, Coast Hotels and Casinos announced that it had increased the price that it will pay for Notes validly tendered pursuant to the Offer to Purchase. The price payable was increased from a price based on a fixed spread of 75 basis points over the yield of the reference U.S. security to a fixed spread of 60 basis points over such yield. A copy of Coast Hotels and Casinos' press release relating to the increase in the price payable is filed as
Exhibit 99.2 to this Current Report on Form 8-K.

        On March 8, 1999, Coast Hotels and Casinos announced the expiration of its consent solicitation pursuant to the Offer to Purchase. In the consent solicitation, consents representing approximately 99% of the aggregate principal amount of Notes outstanding were validly delivered. Coast Hotels and Casinos also announced that, in connection with the expiration of the consent solicitation, it intended to promptly execute a supplemental indenture providing for the proposed amendments to the indenture under which the Notes were issued and amend the related security documents, to be operative upon acceptance for payment of the Notes in the tender offer. A copy of Coast Hotels and Casinos' press release relating to the expiration of the consent solicitation is filed as
Exhibit 99.3 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibit No.                             Description

      99.1         Press Release by Coast Hotels and Casinos, dated February 19,
                   1999, announcing the commencement of its tender offer and consent solicitation pursuant to the Offer to Purchase

      99.2         Press Release by Coast Hotels and Casinos, dated March 3,
                   1999, announcing the increase in the price payable for Notes tendered pursuant to the Offer to Purchase

      99.3         Press Release by Coast Hotels and Casinos, dated March 8,
                   1999, announcing the expiration of its consent solicitation pursuant to the Offer to Purchase


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COAST RESORTS, INC.,
                                a Nevada corporation



                                By: /s/ GAGE PARRISH
                                    --------------------------------------
                                Name:  Gage Parrish
                                Title: Vice President and Chief Financial
                                       Officer
March 15, 1999



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